UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 13, 2006

TARGET LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-29754	11-3309110
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

500 Harborview Drive, Third Floor, Baltimore, Maryland, 21230
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (410) 332-1598

Inapplicable
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) On January 13, 2006, the Board of Directors of the Registrant increased the number of directors from six to seven, and appointed David Swirnow as a director to fill the vacancy, effective immediately. Mr. Swirnow will be appointed to the Audit Committee of the Board of Directors. There are no arrangements or understandings between Mr. Swirnow and any other person pursuant to which he has been selected as a director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGET LOGISTICS, INC. (Registrant)

Date: January 19, 2006	By:	/s/ Stuart Hettleman
Stuart Hettleman
President